EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BETTERLIFE PHARMA INC. (the "Company") on Form 20-F for the year ended January 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Moira Ong, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 29, 2025	/s/ Moira Ong
Moira Ong
Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)